EXHIBIT 10.1

AMENDMENT TO
NON-COMPETITION AND NON-SOLICITATION AGREEMENT
MITIGATION CLAUSE WAIVER

WHEREAS, First Solar, Inc. (“Employer”) and Mary Elizabeth Gustafsson (“Employee”) are party to a Non-Competition and Non-Solicitation Agreement effective as of October 6, 2008 (the “NonCompete Agreement”) and an Employment Agreement dated February 20, 2009 (as amended and in effect on the date hereof (the “Employment Agreement”));

WHEREAS, on October 1, 2013, Employee’s employment with Employer will terminate without “cause” (as defined in the Employment Agreement);

WHEREAS, Employee is eligible to receive certain severance payments under the Employment Agreement if the release condition set forth in the Section 1.5(b)(ii) of the Employment Agreement is timely satisfied;

WHEREAS, Employee has indicated that she will timely satisfy the release condition;

WHEREAS, Section 1.5(b)(iii) of the Employment Agreement is a mitigation clause that provides for the reduction of Employee’s severance payments by the amount of compensation earned by Employee from other employment in the twelve month period following the employment termination;

WHEREAS, Employee wishes Employer to waive the mitigation clause of Section 1.5(b)(iii) of the Employment Agreement;

WHEREAS, Employer wishes to extend the “Restricted Period” under the NonCompete Agreement from twelve months to twenty-four months after Employee’s termination of employment;

NOW, THEREFORE, the parties agree as follows:

1.	Section 1 of the NonCompete Agreement is amended to increase the Restricted Period from twelve to twenty-four months following Employee’s termination of employment.

2.	Employer waives the mitigation clause of Section 1.5(b)(iii) of the Employment Agreement and shall have no further force and effect.

3.	Except as provided above, the NonCompete Agreement and Employment Agreement shall remain in full force and effect.

Signed:	/s/ Mary Elizabeth Gustafsson Mary Elizabeth Gustafsson
Agreed to by First Solar, Inc.
By: Its:	/s/ Carol Campbell Carol Campbell Executive Vice President, Human Resources